                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2002



                              HELEN OF TROY LIMITED
             (Exact name of registrant as specified in its charter)



           BERMUDA                      0-23312               74-2692550
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)


                                 CLARENDON HOUSE
                                  CHURCH STREET
                                HAMILTON, BERMUDA
                        (Business address of registrant)

                             ONE HELEN OF TROY PLAZA
                              EL PASO, TEXAS 79912
                  (United States mailing address of registrant)

       Registrant's telephone number, including area code: (915) 225-8000


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ITEM 5. OTHER EVENTS.

       On Thursday, September 26, 2002, Helen of Troy Limited issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

     Exhibit No.    Description.
     -----------    -----------
     99.1           Press Release of Helen of Troy Limited dated September 26,
                    2002.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HELEN OF TROY LIMITED



Date:   September 26, 2002                  By:     /s/ Russell G. Gibson
                                               --------------------------------
                                            Russell G. Gibson
                                            Senior Vice President, Finance and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                                   DESCRIPTION
     -------                                  -----------
       99.1         --      Press Release of the Company dated September 26, 2002.


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